UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

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Fisher Communications, Inc.

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Fisher Communications, Inc. (“Fisher”), has a made a definitive filing with the Securities and Exchange Commission of a proxy statement and accompanying proxy card to be used to solicit votes in connection with Fisher’s 2011 annual meeting of shareholders to be held on May 11, 2011. On April 15, 2011, Fisher gave the following presentation to Institutional Shareholder Services:

FISHER communications

A CENTURY OF SERVICE & INNOVATION

INTEGRITY
EXCELLENCE
COMMUNITY SERVICE
RESPECT

1 INVESTOR PRESENTATION April 2011

FISHER communications
A CENTURY OF SERVICE & INNOVATION

FORWARD LOOKING STATEMENTS
This presentation contains information that is confidential or proprietary information of Fisher
Communications, Inc., and it includes forward-looking statements. We have based these forward-looking statements on our current expectations and projections about future events. Forward-looking statements include information preceded by, followed by, or that includes the words “guidance,” “believes,” “expects,”
“anticipates,” or “could,” or similar expressions. For these statements, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The forward-looking statements contained in this document, concerning, among other things, changes in revenue, cash flow and operating expenses, involve risks and uncertainties, and are subject to change based on various important factors, including the impact of changes in national and regional economies, our ability to service and refinance our outstanding debt, successful integration of acquired television stations (including achievement of synergies and cost reductions), pricing fluctuations in local and national advertising, future regulatory actions and conditions in the television stations’ operating areas, competition from others in the broadcast television markets served by the Company, volatility in programming costs, the effects of governmental regulation of broadcasting, industry consolidation, technological developments and major world news events. Unless required by law, we undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this document might not occur. You should not place undue reliance on these forward-
looking statements, which speak only as of the date of this document. For more details on factors that could affect these expectations, please see the risk factors in our Annual Report on Form 10-K for the year ended December 31, 2010, which we have filed with the Securities and Exchange Commission.
Certain pro forma measures included in this presentation such as EBITDA are non-GAAP financial measures under Regulation G.  Definitions of these non-GAAP financial measures, the importance of these measures to investors and reconciliations of these measures to the most directly comparable GAAP measures can be found in the appendix to the presentation.

FISHER communications
A CENTURY OF SERVICE & INNOVATION

Fisher shareholders should elect the Company’s slate
• Fisher's Board has evolved, responded to the needs of shareholders over time and is keenly aware of the dynamic nature of the broadcasting industry
• The Company continues to successfully execute on its strategic plan
• Fisher’s nominees are highly qualified with nearly 100 years of combined broadcast experience, significant financial acumen and successful track records creating shareholder value at other companies
• FrontFour, a Connecticut-based hedge fund, is seeking to take control at the expense of other shareholders
– FrontFour is trying to take control of Fisher through a proxy contest in an effort to yield a quick investment return
– David Lorber, a Fisher director and FrontFour co-founder, is conflicted and not acting in the best interests of all shareholders
FrontFour’s nominees have no broadcast experience and appear to be focused only on providing FrontFour with a short-term gain by attempting to orchestrate a sale of the
Company in today’s market

abc CBS

THE CW FOX

my TV univision

FISHER INTERACTIVE NETWORK

a division of fisher communications

BUZZ BRANDS

DataSphere*

FISHER communications
A CENTURY OF SERVICE & INNOVATION

Fisher Communications is a leader in local media innovation
BROADCAST INTERACTIVE / DIGITAL REAL ESTATE
20 television stations in 7
markets
9 radio stations in 2 markets
Reaches 3.5% of U.S
television households
Significantly increased
revenue share since 2005
AFFILIATES
121 hyperlocal neighborhood
websites, 15 local news
websites and one national
website
Comprehensive multi-platform
advertising solutions
Delivers nearly 2,300
neighborhood businesses
An area of high growth with
$5 million of revenue in 2010
Owner / occupant of Fisher
Plaza
300,000 sq. ft. mixed use
data center facility
Located in downtown Seattle,
Washington
Average revenue per rentable
sq. ft. has been increased
from $20 in 2005 to $38 in
2010
Occupancy rate has
increased from 91% in 2005
to 96% in 2010
* Fisher has a minority ownership interest in DataSphere Technologies, Inc., a Bellevue, Washington
based technology ad sales company

FISHER communications
A CENTURY OF SERVICE & INNOVATION

Fisher’s footprint is focused on the fast growing Northwest
Seattle-Tacoma, WA
DMA Rank #13
•
KOMO-TV (ABC)
(O&O)
•
KUNS-TV (Univision)
(O&O)
Portland, OR
DMA Rank #22
•
KATU (TV) (ABC)
(O&O)
•
KUNP (TV) (Univision)
(O&O)
•
KUNP-LP (Univision)
(O&O)
Boise, ID
DMA Rank #113
•
KBOI-TV (CBS)
(O&O)
•
KYUU-LP (Retro TV)
(O&O)
Great Falls, MT
DMA Rank #190
•
KXGF AM
(O&O)
•
KQDI AM
(O&O)
•
KQDI FM
(O&O)
•
KIKF FM
(O&O)
•
KINX FM
(O&O)
Eugene, OR
DMA Rank #118
•
KVAL-TV (CBS)
(O&O)
•
KCBY-TV (CBS)
(O&O)
•
KPIC (TV) (CBS)
(O&O)¹
Idaho Falls-Pocatello, ID
DMA Rank #162
•
KIDK (TV) (CBS)
(O&O)
•
KXPI-LP (My Network TV)
(O&O)
Bakersfield, CA
DMA Rank #125
•
KBAK-TV (CBS)
(O&O)
•
KBFX-CA (FOX)
(O&O)
Seattle-Tacoma, WA
DMA Rank #13
•
KOMO AM/FM
(O&O)
•
KVI AM
(O&O)
•
KPLZ FM
(O&O)
•
KING FM
(JSA)
Television Assets
Radio Assets
Real Estate
FISHER PLAZA
•
KLEW-TV (CBS)
(O&O)²
Spokane, WA
DMA Rank #75
Notes:
1 Fisher Broadcasting owns a 50% interest in South West Oregon Television Broadcasting Corporation, licensee of KPIC
2 Although included as part of the Spokane, Washington DMA, KLEW primarily serves the Lewiston, ID and Clarkston, WA audience that is only a small portion of the Spokane
DMA
Yakima-Pasco -Richland -
Kennewick, WA
DMA Rank #126
•
KIMA-TV (CBS)
(O&O)
•
KEPR-TV (CBS)
(O&O)
•
KUNW-CA (Univision)
(O&O)
•
KVVK-CA (Univision)
(O&O)
•
KORX-CA (Univision)
(O&O)

FISHER communications
A CENTURY OF SERVICE & INNOVATION

Fisher’s senior management team is highly accomplished and has a wealth of experience
Title Background
Years of
Experience
Colleen B. Brown President and CEO Assumed current role in October 2005; Senior executive roles at Gannett for 18 years; President of
Lee Broadcasting; SVP of Belo Corp; MBA from the
University of Colorado
32
Robert I. Dunlop
Executive Vice
President,
Operations
Assumed current role in November 2010; SVP of
Developing Media; VP and GM of FSCI’s Seattle radio
stations; MBA from the University of Washington
27
Randa E. Minkarah Senior Vice
President, Revenue
& Business
Development
Assumed current role in February 2011; VP of Market
Development; GSM for KOMO-TV, Management level
positions at Clear Channel and Tribune
28
Hassan N. Natha Vice President and
CFO
Assumed current role in January 2011; VP of Finance;
CFO of Jones Soda Co.; Senior Manager of Accenture
Inc.; Executive level position with Nike subsidiary; CPA
(WA)
29
Christopher J. Bellavia Senior Vice
President, General
Counsel &
Corporate
Secretary
Assumed current role in May 2009; VP & Senior
Attorney; Assistant GC (Corporate and Transactional)
of Washington Mutual, Inc.; Senior Associate of Wilson
Sonsini Goodrich & Rosati; JD from Cornell Law
School
17

FISHER communications
A CENTURY OF SERVICE & INNOVATION

The Board and management team are keenly focused on increasing shareholder value
• Continued execution of our strategic plan
• Adding and enhancing new revenue streams
– Robust retrans revenue growth
– Strong online presence
– High occupancy rates and growth in average revenue per rentable sq. ft. at Fisher Plaza
• Optimizing the value of our asset portfolio
– Currently exploring strategic alternatives for Fisher Plaza
• Optimizing our capital structure
– Significant balance sheet deleveraging over the past two years
– Strong cash position
• Maintaining best in class corporate leadership through further enhancing our Board with industry experts and thought leaders

FISHER communications
A CENTURY OF SERVICE & INNOVATION

Fisher’s strategic plan is garnering results
Strengthening the
Traditional Broadcast
Business
Leveraging
Technology to
Increase Efficiency
and Workflow
Developing Digital
Content and
Distribution Platform
Beyond Geographic
Footprint
Recognize Value from
Non- core Assets
•
Increasing audience
share
•
Increasing market share
of revenue
•
Increasing revenue and
EBITDA
•
Controlling expenses
•
News automation
•
Centralized master
control operations
•
Financial reporting
•
HR functions
•
Technology and IT
personnel
•
Broadcast to Broadband
initiative
•
Multiplatform sales
solutions for advertisers
•
National reach with The
Buzz and Buzz brand
websites
•
Launched digital
channels in all markets
•
Swapped regional radio
stations for higher
margin Univision
stations in 2007
•
Sold Safeco shares in
2007 and 2008
•
Initiated strategic
alternatives review of
Fisher Plaza in 2008 and
2011

abc	
		abc	
		CBS	
		CBS	
		CBS	
		CBS	
		CBS	

+580 Basis Points

FISHER communications
A CENTURY OF SERVICE & INNOVATION

16.5%
17.4%
18.9%
20.1% 20.1%
22.3%
--
5.0%
10.0%
15.0%
20.0%
25.0%
2005 2006 2007 2008 2009 2010
• 2010 was the fifth consecutive year in which Fisher’s
stations increased their share of television market
revenue
– Since 2005, Fisher’s share of television
market revenue has grown 370 basis points,
resulting in an additional $20.3 million in
revenue
• Fisher’s share of Seattle radio market revenue has
increased from 13.4% in 2005 to 15.9% in 2010
FISHER TV AND RADIO REVENUE SHARE
AUDIENCE SHARE
Fisher’s focus on its broadcast business has resulted in increased audience share and market share of revenue
• Increased audience share with top-ranked news and
quality programming
• Advocacy journalism approach has resonated with
viewers and is fueling growth
• Fisher TV stations now rank either #1 or #2 in their
markets
• Key radio stations in Seattle have moved from middle
market rankings to top-tier rankings
Market Station Affiliation Rank
Seattle, WA KOMO #1
Portland, OR KATU #1
Boise, ID KBOI #2
Eugene, OR KVAL #1
Bakersfield, CA KBAK #2
Yakima, WA KIMA #1
Idaho Falls, ID KIDK #2

FISHER communications
A CENTURY OF SERVICE & INNOVATION

Fisher's core advertising categories have exhibited strength
Source: Company
TOP 10 ADVERTISING CATEGORIES
FY 2010
Rank Category 2010 Growth vs. 2009
1 Automotive 47.0%
2 Professional Services 13.3%
3 Retail 17.8%
4 Telecom 17.2%
5 Restaurants (7.0%)
6 Entertainment 5.9%
7 Home Products 11.5%
8 Financial Services 29.6%
9 General Services 1.8%
10 Pharmaceutical 14.9%
•
Automotive
– Domestic Auto spending increased as the U.S.
auto market stabilized
– GM and Ford both increased spending
– The domestic industry initiated rebates and other
incentives in 2010
– Cash for Clunkers also resulted in increased
spending
•
Retail
– Drug Store spending increased 102%
– Other retail increases included Pet Supplies
(+147%), Perfume (+100%), Photo/Camera
(+104%), and Shoes (+96%)
– Retailers began to advertise more discretionary
items
•
Telecom
– Internet Service spending increased 92% with
more modest increases in bundled products
(+14%)
– Cable/Satellite spending was up 23%
– Wireless/Cellular spending was up 40%

FISHER’S REVENUE BY SOURCE
Network
Compensation
1%
Internet
1%
Retrans
0%
Other
14%
Political Spot
8%
Spot Revenue
Excluding
Political
77%
Spot Revenue
Excluding
Political
63%
Political Spot
13%
Other
13%
Retrans
7%
Internet
3%
Network
Compensation
0%
• Fisher’s digital strategy and focus on local content has diversified revenue
– Spot revenue (excluding political) now represents 63% of revenue, down from 77% in 2006
• From 2006 to 2010, Fisher has increased retrans revenue from 0% to 9% of television revenue
– In comparison, Nexstar Broadcasting Group, which is considered an industry leader in securing retransmission consideration, increased retrans revenue from 3% to 10% of revenue from 2006 to 2010
• Fisher is also growing its revenue by competing for the total local advertising spend – not just for broadcast’s share of the pie
– Broadcast accounts for only 27% of the $7.6 billion in local advertising in Fisher’s markets
2006 Consolidated
Revenue - $156.5 million
2010 Consolidated
Revenue - $175.9 million
Fisher continues to grow and diversify its sources of revenue

$2,549
$3,059
$8,361
$12,451
$ --
$2,000
$4,000
$6,000
$8,000
$10,000
$12,000
$14,000
2007 2008 2009 2010
Fisher has significantly grown retransmission revenue since 2007
• From 2007 to 2010, Fisher has increased retrans revenue from 2.3% to 9.1% of television revenue
% Television Revenue 2.3% 2.5% 8.6% 9.1%
($ in 000s)
Peer Group Comparison¹
% Television Revenue 2.8% 3.2% 8.1% 7.8%
Note:
1  Peer group includes NXST and GTN as these companies separately disclose retrans revenue

$931
$2,648
$3,008
$3,164
$5,077
$ --
$1,000
$2,000
$3,000
$4,000
$5,000
$6,000
2006 2007 2008 2009 2010
INTERNET REVENUE ($ in 000s)
Fisher’s enhanced digital platform has driven significant growth in online audience and revenue
HYPERLOCAL
NETWORK
• Over 120 neighborhood sites in five markets
• Attracted ~2,300 new advertisers
• Provides comprehensive advertising solution
which enables Fisher to serve customers across
budget spans
DIGITAL
STREAMING TO
MOBILE DEVICES
• Launched multicast channels in every market
• First to broadcast three simultaneous digital
streams of content to mobile devices
• Strengthened on-air competitiveness, local brand
recognition and is contributing to the success of
new interactive launches
DATASPHERE
TECHNOLOGIES
• Arrangement with DataSphere to distribute the
platform to other broadcasters around the country
• During the agreement term, Fisher receives a
share of the revenue that is generated from new
markets
• Revenue stream expected to gain momentum as
additional markets launch and mature
BUZZ BRANDS
• Locally integrated, multi-platform content and
advertising solution for broadcasters
• Rolled out in Q1 2011, Buzz Brands content is
now being delivered to over 130 markets around
the country
• The first lifestyle website, GalTime.com, launched
last fall

•
Fisher’s Board recognizes the value of the
Company’s assets, including its real estate
–
Explored strategic alternatives for Fisher Plaza
in 2008
–
Suspended marketing process given economic
downturn, declining value of commercial real
estate and the tightening of credit markets
• In March 2011, Fisher retained Moelis & Company,
LLC as its financial advisor to explore alternatives for
maximizing the value of Fisher Plaza, which may
include a potential financing or sale transaction
•
In the meantime, Fisher is committed to improving the
financial performance of this asset
–
Fisher Plaza occupancy is at 96%
–
2010 revenue and EBITDA of $14.4 million
and $8.0 million, respectively
–
Fisher consolidated office space to free up
more rentable space
• As of December 31, 2010, Fisher entities
occupied 41% of Fisher Plaza, compared
to 43% the year prior
NET REVENUE ($ in 000s)
AVERAGE REVENUE PER RENTABLE SQ. FT.
$8,061
$9,406
$11,326
$13,122
$13,739
$14,400
$ --
$4,000
$8,000
$12,000
$16,000
2005 2006 2007 2008 2009 2010
$20
$23
$29
$34
$36
$38
$ --
$10
$20
$30
$40
2005 2006 2007 2008 2009 2010
Occupancy
Rate
91% 93% 97% 97% 97% 96%
Fisher is committed to exploring alternatives for maximizing the value of Fisher Plaza

FISHER communications
A CENTURY OF SERVICE & INNOVATION

$150.0 $150.0 $150.0 $150.0
$122.1
$101.4
$19.6
$52.9
$7.5
$6.5
$91.5
$44.0
2005 2006 2007 2008 2009 2010
Since 2005, Fisher has reduced its leverage (Total Debt / EBITDA)
and significantly increased its cash position
Cash ¹
($ in millions)
Leverage Ratio 11.9x 4.9x 5.5x 5.9x 17.7x 2.9x
Net Leverage Ratio 10.4x 4.7x 5.3x 2.3x 11.3x 1.4x
Debt
FISHER’S BALANCE SHEET (As of December 31)
Peer Group Comparison ²
Average Leverage Ratio 4.9x
Average Net Leverage Ratio 4.8x
Notes:
1  Includes short-term investments
2  Peer group includes BLC, GTN, NXST, SBGI and TVL

50.0%
100.0%
150.0%
200.0%
Mar-10 May-10 Jul-10 Sep-10 Nov-10 Jan-11 Mar-11
FSCI TV Index¹ Radio Index² S&P 500
31.6%
28.0%
24.4%
23.7%
16.9%
16.5%
--
10%
20%
30%
40%
FSCI GTN NXST TVL SBGI BLC
401.2%
96.1%
77.7%
65.4%
45.1%
42.9%
--
100%
200%
300%
400%
500%
FSCI GTN NXST TVL SBGI BLC
1.4x
3.7x
4.2x
4.3x
5.6x
6.1x
0.0x
2.0x
4.0x
6.0x
8.0x
FSCI BLC SBGI TVL NXST GTN
NET DEBT / 2010 EBITDA
2009 -2010 REVENUE GROWTH
Fisher stands out among its peers based on operational, balance sheet and stock price performance
Source: Company filings, Company websites, Capital IQ
Notes:
1 Includes BLC, GTN, NXST, SBGI, TVL; market capitalization weighted
2 Includes BBGI, CMLS, ETM, ROIA.K, SALM, SGA; market capitalization weighted
+99.8%
+41.4%
+11.0%
+3.8%
RELATIVE STOCK PRICE PERFORMANCE
2009 -2010 EBITDA GROWTH
(March 22, 2010 – March 22, 2011)

FISHER communications
A CENTURY OF SERVICE & INNOVATION

Scale matters in television broadcasting
• We believe that our operating margins are on par with or better than the margins of our in-
market competitors
• In contrast to pure-play public TV broadcasters, Fisher does not have any duopolies comprised of two full-power English language stations
Company
2010 Revenue
($mm)
% of Markets with
English Language
Duopolies
Sinclair $767 57%
Belo $687 33%
LIN TV $420 65%
Nexstar $313 56%
Fisher (TV) $136 0%
• While Fisher has less scale relative to its public pure-play TV broadcasting peers, management is executing upon a well developed strategy to build scale
PUBLICLY TRADED TV BROADCASTERS WITH
SIGNIFICANT DUOPOLY CONCENTRATION

A sale of the Company in today’s market would not maximize value for shareholders
TEV / AVERAGE LTM-NTM EBITDA TRADING MULTIPLE INDEX¹ (SINCE 2006)
• Current trading levels of pure-play broadcasters are near trough levels
• The M&A environment for broadcast assets is not sufficiently robust as strategic buyers have been focused on debt reduction as opposed to acquisitions given recent financial disruption
6.0x
7.0x
8.0x
9.0x
10.0x
11.0x
12.0x
Jan-06 Aug-06 Mar-07 Oct-07 May-08 Dec-08 Jul-09 Feb-10 Sep-10 Apr-11
Note:
1  Index includes BLC, GTN,  NXST, SBGI, TVL
High: 11.9x
Median: 9.3x
Low: 6.9x
Current: 7.7x
(January 3, 2006 - April 12, 2011)

BROADCASTING & CABLE

BORRELL ASSOCIATES

THE MOBILE 500 ALLIANCE

Walter Cronkite Award for Excellence in Television Political Journalism

AP

2010 EDWARD R. MURROW AWARD

THE NATIONAL ACADEMY OF TELEVISION ARTS & SCIENCES

FISHER communications
A CENTURY OF SERVICE & INNOVATION

Fisher has been recognized as a leader in local media innovation
“These awards pay tribute to technology leaders who have displayed innovation, imagination and achievement.”
“Colleen is one of the true leaders in our industry and this award is in recognition of her contributions in reshaping how broadcasters think about content distribution in today's ever-changing environment, while leveraging technology to establish cutting-edge delivery platforms."
2011 TECHNOLOGY
LEADERSHIP AWARD
INNOVATOR OF THE
YEAR
“Brown received Innovator of the Year for Fisher's launch of more than 100 hyperlocal Web sites, starting in August 2009, and for surpassing 1,000 individual advertising clients.”
“…the effort is notable because it represented a "counter-culture change" for a TV broadcaster to reach that many smaller businesses in such a viable, self-sustaining Internet venture.”
“…the cream of the crop are those who are delivering sustainable financial results for advertisers and for their companies.”
Fisher Communications was a founding member of The Mobile 500 Alliance, a voluntary alliance of leading broadcasters with a collective, focused effort to accelerate the nationwide availability of commercial mobile digital television (DTV) service
Represents 92% of the country – over 400 television stations and 45 broadcast companies
Colleen Brown was elected as Chairman
AWARDS AND NOTABLE ACHIEVEMENTS

20 OVERVIEW OF HUNTINGDON PROPOSAL AND PROXY CONTEST

FISHER communications
A CENTURY OF SERVICE & INNOVATION

A timeline of events
July
2010:
The Board
received an assessment
from a financial advisor
concluding that the valuation
environment for broadcast
assets was near an all time
low
November 2010:
The
Board, including Mr. Lorber,
receive positive update on
the Company’s fourth quarter
financial results
December 6, 2010:
Fisher receives an
unsolicited proposal from Huntingdon
December 8, 2010:
Fisher’s voting directors
unanimously reject
Huntingdon’s proposal
January 3, 2011:
Huntingdon
(FrontFour is largest
shareholder) publicly discloses
its unsolicited proposal to
acquire Fisher for $23.99
January 27, 2011:
FrontFour
nominates a slate of four directors with
the announced intention to sell the
Company
April 11, 2011:
Fisher
closes at $29.86,
approximately 25%
higher than the implied
value in Huntingdon’s
December proposal
March 3, 2011:
Fisher reports
its highest quarterly revenue
and EBITDA in 10 years
2010 2011

FISHER communications
A CENTURY OF SERVICE & INNOVATION

• Mr. Lorber and FrontFour Capital, a Connecticut-based hedge fund, are seeking to take control of the
Company in order to force a sale near the bottom of the market for their own short-term benefit
– Mr. Lorber has affiliations with FrontFour, Huntingdon and Fisher
• Mr. Lorber is managing member of FrontFour and also sits on the Board of Trustees of Huntingdon Real
Estate Investment Trust
• Huntingdon is a Canadian REIT that owns commercial real estate in Canada, including warehouses, industrial buildings and parking lots
• FrontFour is Huntingdon’s largest shareholder
• Huntingdon’s CEO and Trustee, Zachary George, co-founded FrontFour with Mr. Lorber
• In December 2010, Huntingdon made an unsolicited proposal to acquire Fisher at an implied offer price of $23.99
– Highly opportunistic bid comprised of stock and cash consideration that represented only a 10%
premium to Fisher’s share price at the time
– The proposal was unanimously rejected by Fisher’s voting Board members
– Equity markets confirmed Board’s decision
• Fisher stock closed at $29.86 on April 11, approximately 25% higher than the implied value in Huntingdon’s
December proposal
FrontFour is seeking to take control at the expense of other shareholders
David Lorber, a Fisher director, is conflicted and not acting in the best interests of all shareholders

• FrontFour is seeking a quick investment return
– Has not been a long-term Fisher shareholder
– Currently owns approximately 2% of Fisher’s shares
• Over 90% of which have been purchased since May 4, 2010 at prices ranging from $14.21 to $18.81 per share, while Mr. Lorber has been a member of the Fisher Board
– Mr. Lorber now criticizes the same Board and management that has been in place while FrontFour made all of its Fisher stock purchases
– Huntingdon currently owns approximately 1.4% of Fisher shares outstanding, which it purchased in
2010 and FrontFour is Huntingdon’s largest shareholder
• With Huntingdon’s opportunistic proposal rejected, Mr. Lorber and FrontFour are now trying to take control through a proxy contest
– Attempting to seize control without any control premium being offered
• With four Board seats in 2011, FrontFour would control the Fisher Board
– FrontFour intends to initiate a sale process for the whole company at a time when valuations of broadcasting stocks remain at trough levels
• No plan for operating the business, either before, during or after any attempted sale process
• Instead, their sole value creation proposal is to attempt an ill-timed auction to potential buyers that may include Huntingdon
– Trying to prevent all Fisher shareholders from benefitting from Fisher’s strategic transformation as the advertising market rebounds
FrontFour is seeking to take control at the expense of other shareholders

FrontFour nominees
John Powers
• No broadcast industry nor public company director experience
Joseph Troy
• No broadcast industry experience
Matthew Goldfarb
• No broadcast industry experience
Stephen Loukas
• No broadcast industry nor public company director experience
FrontFour’s nominees have no broadcast experience and appear to be focused only on providing
FrontFour with a short-term gain by attempting to orchestrate a sale of the Company in today’s market

Anthony B. Cassara
• More than 30 years of experience in the broadcast industry
• Served as President of Paramount Pictures’ Television Stations Group
• Served as EVP of Chartwell Partners LLC, where he worked closely with Univision Chairman and
Chartwell owner Jerry Perenchio to acquire U.S. television stations and launch Univision's second television network, Telefutura
• Served on Univision’s Board of Directors from 2005 until 2007
• Joined the Young Broadcasting Board as an expert director after the company's Chapter 11 bankruptcy filing, and currently serves as its CEO
Richard L. Hawley
• Current Company Audit Committee Chair and Financial Expert
• Over 7 years of broadcast experience as a Fisher director
• Current and past public company executive experience
• EVP and CFO of Nicor Inc. and Nicor Gas since 2003
• Previously spent 25 years at Coopers & Lybrand (now PricewaterhouseCoopers)
Fisher’s highly qualified slate
Fisher’s nominees are highly qualified with nearly 100 years of combined broadcast experience, significant financial and accounting experience and have successfully created shareholder value at other companies in the industry

Roger L. Ogden
• 35 years of experience in the broadcast industry
• Served as President and CEO of the Gannett Television Division
• Served as Gannett’s SVP of Design, Innovation and Strategy
• Currently serves as a director of E.W. Scripps Company and as Chairman of Chyron Corporation
• Served on the Associated Press Board of Directors as chairman of the Broadcast Committee
• Worked under Jack Welch during his tenure at GE/NBC
Michael D. Wortsman
• Fisher’s non-executive Chairman of the Board of Directors since April 2009
• Over 30 years of experience in the broadcast industry
• Served as President of Univision Television Group
• Executive roles at ABC, FOX and NBC-owned television and radio stations
Fisher’s highly qualified slate
Fisher’s nominees are highly qualified with nearly 100 years of combined broadcast experience, significant financial and accounting experience and have successfully created shareholder value at other companies in the industry

FISHER communications
A CENTURY OF SERVICE & INNOVATION

Fisher’s Board has evolved and responded to the needs of shareholders over time
• With the election of our four nominees, 5 out of our 9 directors would have joined the
Board during the past 4 years and 8 out of 9 would have joined during the past 8 years
• Fisher plans to replace two retiring Fisher family member directors
– Proposed nominees include Anthony Cassara and Roger Ogden, who are highly respected in the industry and bring deep knowledge and expertise
– Following the 2011 annual meeting, only one Fisher family member will sit on the Board, down from four in 2008
• Fisher Corporate Governance Features:
– Fisher uses cumulative voting
– Does not have blank check preferred stock
or multiple classes of stock
– 9 of 10 current directors are independent
– Has separate Chairman and CEO positions
FISHER’S CONTINUING DIRECTORS
AND NOMINEES
Name
Year
Joined Bio
P. Bible 2009   Sr. Partner, Lewis & Roca LLP
C. Brown 2006   CEO, Fisher Communications
A. Cassara 2011
  30 years of broadcast experience;
  Served as EVP of Chartwell Partners
D. Graham III 1993   Owner, Cerberus Productions
R. Hawley 2003   EVP & CFO, Nicor Inc. / Nicor Gas
D. Lorber 2009   Co-Founder, FrontFour Capital
B. McAndrews 2006   MD, Madrona Venture Group
R. Ogden NA   35 years of broadcast experience
M. Wortsman 2007   30 years of broadcast experience

FrontFour asserts:  From the time that the current management team took over in October 2005 to the day before Huntingdon made its offer public, Fisher’s shares declined by more than 47%
RESPONSE: Fisher’s stock has actually outperformed its industry peers since October 2005
(October 3, 2005 – March 22, 2011)
Source: Capital IQ
Notes:
1 Includes BLC, GTN, NXST, SBGI, TVL; market capitalization weighted
2 Includes BBGI, CMLS, ETM, ROIA.K, SALM, SGA; market capitalization weighted
Responding to FrontFour’s inaccurate and misleading assertions
(38.3%)
(48.4%)
5.5%
(71.6%)
--
20.0%
40.0%
60.0%
80.0%
100.0%
120.0%
140.0%
Oct-05 Feb-06 Jul-06 Dec-06 Apr-07 Sep-07 Feb-08 Jun-08 Nov-08 Apr-09 Aug-09 Jan-10 Jun-10 Oct-10 Mar-11
FSCI TV Index Radio Index S&P 500
¹
²

'05-'10 Growth: 28.3%

'05-'10 Growth: 168.1%

FISHER communications
A CENTURY OF SERVICE & INNOVATION

$137.1
$175.9
$0
$50
$100
$150
$200
2005 2010
$12.9
$34.6
$0
$10
$20
$30
$40
2005 2010
2005-2010 EBITDA GROWTH ($mm) 2005-2010 REVENUE GROWTH ($mm)
Responding to FrontFour’s inaccurate and misleading assertions
FrontFour asserts:  Shareholders should be concerned with Fisher’s poor operating and stock performance
RESPONSE:
• FrontFour’s assertion is based on results and stock performance information through 2009
• In 2010, Fisher’s consolidated revenue increased 32% and EBITDA grew 401%, both of which were peer-leading results
• Management continues to successfully execute on its long term strategic plan
–
Since 2005, consolidated revenue and EBITDA have increased 28.3% and 168.1%, respectively
• The improved results have not gone unnoticed by the investment community
–
On a trailing 12-month basis as of March 22, 2011, prior to the Company’s disclosure that it would explore the possible sale of Fisher Plaza, Fisher’s stock outperformed its peer group and the S&P 500 by a significant margin
Peer Group Comparison
Avg. ’05-’10 Growth 19.0%
Peer Group Comparison 1, 2
Avg. ’05-’10 Growth 46.9%
Note:
1 Includes BLC, GTN, NXST, SBGI, TVL
2 Excludes BLC as 2005 EBITDA is not disclosed for the broadcast division
1

Responding to FrontFour’s inaccurate and misleading assertions
FrontFour asserts:  The Board immediately dismissed the Huntingdon offer just four days after it was made
RESPONSE:
• The Board carefully considered and deliberated on the proposal at an in-person meeting
• The equity markets confirmed the Board’s decision – as of April 11, Fisher’s closing price was $29.86, approximately
25% higher than the implied value of Huntingdon’s December proposal
• Had the Board pursued the Huntingdon proposal, all of our public shareholders would have received a poor value for their holdings
–
In comparison, FrontFour, through its 2010 purchases of Fisher stock at prices up to $18.81, would have enjoyed a significant short-term gain
FrontFour asserts:  BCF margins continue to trail competitors
RESPONSE:
• BCF margins are improving – 4Q10 TV BCF margin was 43.6%
• We believe that our operating margins are on par with or better than the margins of our in-market competitors
• In contrast to pure-play public TV broadcasters, Fisher does not have any duopolies comprised of two full-power English language stations
• Unlike many of our competitors who are less geographically concentrated, Fisher's properties are primarily clustered in the Northwest
–
With the exception of Bakersfield, the revenue rank in each of our markets is lower than its DMA rank
–
That being said, we continue to implement new technologies that lower operating costs to drive improved margins

FrontFour asserts:  Despite receiving two separate acquisition offers in less than three years, the Board did not even form an independent special committee to evaluate these proposals
RESPONSE:
• All board members, except our CEO, are independent, (the CEO is a board member in virtually all public companies and in many cases acts as chairman), so forming a special committee would only serve to limit the involvement of experienced independent directors who are committed to the Company
• The only director that has an apparent conflict of interest is Mr. Lorber due to his involvement with FrontFour and
Huntingdon
FrontFour asserts:  The Board does not listen to its shareholders.  The Board did not declassify despite the fact shareholders passed a non-binding proposal in 2009
RESPONSE:
• The proposal to declassify the Board passed by only 0.1% of the votes cast
• In December 2009, Mr. Lorber voted with all voting directors to approve a Board resolution that the Board not be declassified
• FrontFour originally submitted the proposal in 2009 and did not resubmit it in 2010 or 2011
Responding to FrontFour’s inaccurate and misleading assertions

Responding to FrontFour’s inaccurate and misleading assertions
FrontFour asserts:  The Board does not have diversified business experience and expertise to enhance and unlock value
RESPONSE:
• Fisher’s nominees bring a diverse set of business experiences gained through serving on Boards and in senior management positions at other publicly traded companies
• With the election of the Company’s entire slate, Fisher’s Board would be comprised of a talented group of individuals who have proven track-records as broadcast and network executives, as well as the deep understanding of the technology, business and financial issues
• Unlike FrontFour's slate, Fisher's nominees are truly independent business executives

Fisher shareholders should elect the Company’s slate
• Fisher built this momentum quarter-by-quarter, year-by-year and is now at the forefront of redefining local media
–
Executing on strategic plan with positive results
• Significant momentum from efforts to improve performance and diversify revenues
–
Beginning to leverage its multi-platform strategy to target the entire local market ad share
• New digital platforms to meet the increasing demand for personalized media
–
Fisher’s Board nominees are highly qualified and committed to representing the interests of all shareholders
• FrontFour is seeking to take control of Fisher at the expense of other shareholders and realize a short-term gain
–
David Lorber, a Fisher sitting director and managing member of FrontFour, is conflicted and not acting in the best interests of all shareholders
–
Huntingdon, a Canadian REIT and affiliate of FrontFour, submitted an unsolicited proposal
–
Mr. Lorber and FrontFour are now trying to take control through a proxy contest and force a sale of the
Company in today’s market
–
FrontFour is a hedge fund solely preoccupied with its own-short term gain
•
2% holder with over 90% of stake purchased since May 4, 2010 at prices ranging from $14.21 to $18.81 per share, while Mr. Lorber has been a member of the Fisher Board
•
Furthermore, Huntingdon currently owns approximately 1.4% of Fisher shares outstanding, purchased in 2010

34 APPENDIX

FISHER
communications
A CENTURY OF SERVICE & INNOVATION

The Company reports and discusses its operating results using financial measures consistent with generally accepted accounting principles (GAAP) and believes this should be the primary basis for evaluating its performance. These non-GAAP measures should not be viewed as alternatives or substitutes for GAAP reporting.
The Company believes the presentation of these non-GAAP measures is useful to investors because they are used by lenders to measure the Company’s ability to service debt; by industry analysts to determine the market value of stations and their operating performance; and by management to identify the cash available to service debt, make strategic acquisitions and investments, maintain capital assets and fund ongoing operations and working capital needs; and, because they reflect the most up-to-date operating results of the stations inclusive of pending acquisitions, time brokerage agreements or local marketing agreements. Management believes they also provide an additional basis from which investors can establish forecasts and valuations for the Company’s business.

FISHER communications
A CENTURY OF SERVICE & INNOVATION

The following table provides a reconciliation of our revenue by source to total consolidated revenue in each of the periods presented
($ in thousands)
Source: Company
2010 % Total 2006 % Total
Spot revenue, excluding political $111,390 63% $120,690 77%
Political spot 23,264 13% 11,830 8%
Internet 5,077 3% 931 1%
Retransmission 12,451 7% -- --
Network compensation 329 0% 1,274 1%
Other 23,415 13% 21,812 14%
Consolidated Revenue (GAAP) $175,926 100% $156,537 100%
The Company believes that the revenue by source and revenue by source as a percentage of total consolidated revenue helps investors assess the Company's revenue performance and to better understand the impact the composition of revenue has on the Company's operating performance.

FISHER communications
A CENTURY OF SERVICE & INNOVATION

The following table provides retransmission to television net revenue comparisons in each of the periods presented
Source: Company
2010 2009 2008 2007
Core advertising (local and national) $90,227 $77,945 $93,369 $94,328
Political 22,109 1,945 19,330 5,877
Internet 3,496 1,705 1,943 1,470
Retransmission 12,451 8,361 3,059 2,549
Trade, barter and other 8,114 7,245 6,300 6,566
TV net revenue (per GAAP, Operating Segment Footnote) $136,397 $97,201 $124,001 $110,790
Retransmission revenue as a % of TV Revenue 9.1% 8.6% 2.5% 2.3%
($ in thousands)
The Company believes that retransmission and retransmission revenue as a percentage of television revenue helps investors assess the Company's performance on growth and diversifying its various sources of revenue streams.

FISHER communications
A CENTURY OF SERVICE & INNOVATION

The following table provides the detail for the internet revenue comparisons in each of the periods presented
Source: Company
2010 2009 2008 2007 2006 2005
Internet (as reported in TV net revenue detail) $3,496 $1,705 $1,943 $1,470 $ -- $ --
Convergence (reported in TV Core advertising) 1,581 1,459 1,065 1,178 931 --
Internet net revenue $5,077 $3,164 $3,008 $2,648 $931 $ --
($ in thousands)
The Company believes that internet revenue is helpful information for providing investors with information on how the
Company is growing and performing on its digital platform.

FISHER communications
A CENTURY OF SERVICE & INNOVATION

The following table provides a reconciliation of plaza segment income (loss) from operations to Plaza EBITDA in each of the periods presented
Source: Company
2010
Plaza income (loss) from operations (GAAP) $9,666
Add:
Depreciation 3,210
Loss on disposal of assets 106
Plaza fire expenses, net --
Subtract:
Gain on disposal of assets --
Plaza fire reimbursements, net 3,363
1,584
Plaza EBITDA (Non-GAAP) $8,035
Plaza Revenue $14,400
Operating expense allocated to TV and Radio
segments
($ in thousands)
The Company believes the presentation of the Plaza EBITDA helps investors better assess the Plaza's growth and operating performance  without the impact of depreciation and unusual and/or nonrecurring items.  Plaza EBITDA is calculated as Plaza income (loss) from operations plus depreciation, Plaza fire expenses (reimbursements), net, minus Plaza operating expenses allocated to the TV and Radio segments.

FISHER communications
A CENTURY OF SERVICE & INNOVATION

The following table provides a reconciliation of income (loss) from operations to
EBITDA and provides the calculation for the leverage and net leverage ratio
Source: Company
2010 2009 2008 2007 2006 2005
Income (loss) from operations (GAAP) $25,465 ($6,474) ($72,079) $14,765 $19,426 ($5,566)
Add:
Amortization of program rights $11,877 $10,056 $19,288 $18,686 $18,646 $19,959
Depreciation and amortization 14,448 13,713 12,703 11,518 10,307 12,835
Stock-based compensation 1,342 1,015 918 733 473 --
Impairment of goodwill, intangible assets and equity investment -- -- 78,210 -- -- --
Non-cash charge resulting from forfeiture of non-refundable deposit -- -- 1,000 -- -- --
Net non-cash charge resulting from change in national advertising representation firm -- -- 4,990 -- -- 4,300
Loss on disposal of assets 284 -- -- -- -- --
Plaza fire expenses, net -- 2,657 -- -- -- --
Subtract:
Gain on asset exchange, net $2,054 $2,569 $ -- $ -- $ -- $ --
Plaza fire reimbursements, net 3,363 -- -- -- -- --
Payments for television broadcast rights 11,963 10,038 18,154 17,645 17,633 18,953
1,461 1,461 1,264 869 869 --
Adjusted EBITDA (Non-GAAP) $34,575 $6,899 $25,612 $27,188 $30,350 $12,575
Long-term Debt (GAAP) $101,440 $122,050 $150,000 $150,000 $150,000 $150,000
Cash, cash equivalents and short-term investments (GAAP) 52,945 43,982 91,532 6,510 7,477 19,622
Leverage Ratio (Non-GAAP) 2.9x 17.7x 5.9x 5.5x 4.9x 11.9x
Net Leverage Ratio (Non-GAAP) 1.4x 11.3x 2.3x 5.3x 4.7x 10.4x
Amortization of non-cash benefit resulting from change in national advertising
($ in thousands)
The Company believes the presentation of Adjusted EBITDA helps investors better assess the Company's growth and operating performance without the impact of depreciation and unusual and/or nonrecurring items.  EBITDA is calculated as income from operations plus amortization of program rights;
depreciation and amortization; stock-based compensation; Plaza fire expenses (reimbursements), net; gain on exchange of assets, net; and non-cash charges minus payments for broadcast rights and amortization of non-cash benefit resulting from a change in national advertising representation firm.
The Company believes that the leverage ratio and net leverage ratio provides investor's important information on the health of the Company's balance sheet and how the Company is performing against its debt covenants and its ability to service, incur or pay down indebtedness.

FISHER communications
A CENTURY OF SERVICE & INNOVATION

The following table provides a reconciliation of television segment income (loss)
from operations to television broadcast cash flow in each of the periods presented
Source: Company
Year ended
December 31,
Three months
ended
December 31,
2010 2010
Television income (loss) from operations (GAAP) $26,581 $17,102
Add:
Amortization of program rights 11,877 2,991
Depreciation and amortization 9,136 2,158
Corporate and internet expenses 8,785 2,407
Loss on disposal of assets 174 84
Loss on exchange of assets, net -- 3
Subtract:
Gain on exchange of assets, net 2,054 --
Payments for television broadcast rights 11,963 2,860
Amortization of non-cash benefit resulting from change
in national advertising representation firm 1,461 365
Non-convergence internet revenue 3,496 1,123
Television Cash Flow (Non-GAAP) $37,579 $20,397
27.6% 43.6%
Television Revenue $136,397 $46,763
Television Cash Flow as a percentage of Television Revenue
($ in thousands)
The Company believes the presentation of the Television Cash Flow helps investors better assess the Company's Television segments growth and operating performance  without the impact of depreciation and unusual and/or nonrecurring items.  Television cash flow is calculated as income (loss)
from  operations plus amortization of program rights, depreciation and amortization, non-cash charges, Internet and corporate expenses minus gain on asset exchange, net, payments for broadcast rights, amortization of non-cash benefit resulting from a change in national advertising representation firm and non-convergence Internet revenue.